SCHEDULE 14A

                     Information Required in Proxy Statement

         Reg. /section/ 240.14a-101

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ] Soliciting Material Pursuant to /section/ 240.14a-11(c) or /section/ 240.14a-12

                                Q.E.P. CO., INC.
                (Name of Registrant as Specified in its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)     Title of each class of securities to which transaction applies:
         2)     Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)     Proposed maximum aggregate value of transaction:
         5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration No.:
         3)       Filing Party:
         4)       Date Filed:

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487




                                                                   July 2, 1997


Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Q.E.P. Co., Inc. (the "Company"), which will be held at Embassy Suites, 661 N.W. 53rd Street, Boca Raton, Florida 33487, on July 28, 1997, at 10:00 a.m., local time.

      The notice of the meeting and proxy statement on the following pages cover the formal business of the meeting. Please give these proxy materials your careful attention. It is important your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, and return the accompanying proxy card in the enclosed envelope in order to make sure your shares will be represented at the Annual Meeting. If you decide to attend the Annual Meeting and vote in person, you will, of course, have that opportunity.

      The continuing interest of the stockholders in the business of the Company is gratefully acknowledged. We hope many will attend the meeting.

                             Sincerely,



                             /s/ LEWIS GOULD
                             ----------------------
                             Lewis Gould
                             Chairman, President and Chief Executive Officer

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487


                               _________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 28, 1997


      The Annual Meeting of Stockholders of Q.E.P. Co., Inc. will be held at Embassy Suites, 661 N.W. 53rd Street, Boca Raton, Florida 33487, on July 28, 1997 at 10:00 a.m., local time, for the following purposes:

      1.   To elect eight directors;

      2.   To adopt an amendment to the Q.E.P. Co., Inc. Omnibus Stock Plan of
           1996;

      3. To ratify the appointment of Grant Thornton LLP as the Company's independent certified public accountants for fiscal year 1998; and

      4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 27, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

      Stockholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING.

                                            By Order of the Board of Directors




                                            /s/ SUSAN J. GOULD
                                            ----------------------------
                                            Susan J. Gould, Secretary

Boca Raton, Florida
July  2, 1997

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487

                                 PROXY STATEMENT



                ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

      This proxy statement is first being sent to stockholders on or about July 2, 1997, in connection with the solicitation of proxies by the Board of Directors of Q.E.P. Co., Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders to be held on July 28, 1997, and at any adjournment thereof (the "Meeting"). The close of business on June 27, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At the close of business on the record date, the Company had outstanding 2,654,894 shares of $0.001 par value Common Stock ("Common Stock"), entitled to one vote per share.

      Shares represented by duly executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting. If stockholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. If a proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors recommends a vote FOR the election of directors and the other proposals described in this Proxy Statement. The Board of Directors knows of no other matters that may be brought before the Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

      Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. A stockholder who signs and returns a proxy may revoke it at any time before it is voted by taking one of the following three actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a proxy with a later date; or (iii) voting in person at the Meeting.

      A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. The election of eight directors will require the affirmative vote of a plurality of the votes cast at the Meeting by the Common Stock, if a quorum is present. The affirmative vote of at least a majority of the votes cast with respect to the Common Stock in person or by properly executed proxy is required to approve the other proposals to be considered at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by one or more inspectors of election appointed at the Meeting, who will also determine whether a quorum is present for the transaction of business. Abstentions and broker non-votes will be counted as shares present in the determination of whether shares of the Company's Common Stock represented at the Meeting constitute a quorum. Because only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Meeting). As to other matters to be considered at the Meeting, abstentions will be treated as votes AGAINST, and broker non-votes will not be counted for the purpose of determining whether a proposal has been approved.

      The expense of preparing, printing, and mailing proxy materials to stockholders of the Company will be borne by the Company. The Company will also reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's stock.

      The executive office of the Company is located at 1081 Holland Drive, Boca Raton, Florida 33487 and the telephone number is (561) 994-5550.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to the Company's Common Stock beneficially owned on June 20, 1997, by (i) each director and director nominee, (ii) each executive officer named in the Summary Compensation Table,
(iii) all directors and executive officers of the Company as a group, and (iv) any person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock outstanding. Beneficial ownership means sole or shared voting power or investment power with respect to a security. The Company has been informed that all shares shown are held of record with sole voting and investment power, except as otherwise indicated.

                                               SHARES BENEFICIALLY OWNED
                                               -------------------------
NAME AND ADDRESS
OF BENEFICIAL OWNER(1)                         NUMBER            PERCENT
----------------------                         ------            -------

Lewis Gould(2)                               1,316,000             49.3%

Susan J. Gould(3)                              430,152             16.1%


Patrick L. Daggett(4)                           53,000              2.0%
2556 Hemlock Farms
Hawley, Pennsylvania 18428


Michael Actis-Grande III(5)                     10,000               *
Rockledge Drive, RR#2
Brewster, New York 10509

Mervyn D. Fogel(5)                              10,000               *
7 Oak Lodge
Marloes Road
London, W82SUL England


Edward F. Ronan, Jr.(5)                         10,000               *
13 Longmeadow Hill Road
Brookfield, Connecticut 06804


Norman R. Snesil(5)                             10,000               *
2914 South Ocean Boulevard
Highland Beach, Florida 33487


Sidney Dworkin                                    -0-               -0-
2600 S. Ocean Boulevard
Apartment 12F
Boca Raton, Florida 33432

William P. Killian                                -0-               -0-
207 W. Miller Drive
Mequon, Wisconsin 53092

Richard W. McEwen                                8,000               *
3752 Bobbin Brook West
Tallahassee, Florida 32312

All directors and executive officers as a    1,384,000             50.6%
group (8 persons)
(Footnotes to table on following page.)

_________________
  *   Less than 1%.
(1) Unless otherwise specified, the address of each person in this table is c/o Q.E.P. Co., Inc., 1081 Holland Drive, Boca Raton, Florida 33487.
(2) Includes 414,152 shares of Common Stock owned by Susan J. Gould. Mr. Gould has the right to vote such shares until August 2006 pursuant to the terms of a voting trust agreement. Includes 16,000 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.

(3) Lewis Gould has the right to vote 414,152 of such shares until August 2006 pursuant to the terms of a voting trust agreement and has a right of first refusal to acquire any shares of Common Stock subject to the voting trust at a price equal to the then prevailing market price of the Common Stock. Excludes 2,000 shares of Common Stock gifted by Lewis Gould and Susan J. Gould to two adult children as to which Lewis Gould and Susan J. Gould disclaim beneficial ownership. Includes 16,000 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.
(4) Includes 50,000 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996. Mr. Daggett is no longer an officer or director of the Company. See "Executive Compensation - Summary Compensation Table."
(5) Consists of 10,000 shares which may be acquired by each individual within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

      At the Meeting, eight directors are to be elected to hold office until the 1998 Annual Meeting of Stockholders and until their successors have been elected and qualified. The eight nominees for election as directors are Lewis Gould, Michael Actis-Grande III, Mervyn D. Fogel, Edward F. Ronan, Jr., Norman R. Snesil, Sidney Dworkin, William P. Killian and Richard W. McEwen. Each nominee other than Sidney Dworkin, William P. Killian and Richard W. McEwen, is currently a member of the Board. Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees, and that should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors, which has no reason to believe the nominees named will be unable or unwilling to serve if elected.

NOMINEES FOR DIRECTOR

                                           POSITION, PRINCIPAL OCCUPATION,
NOMINEE                     AGE            BUSINESS EXPERIENCE AND DIRECTORSHIPS        DIRECTOR SINCE
-------                     ---            -------------------------------------        ---------------

Lewis Gould                 54             Chairman of the Board, President, and            1979
                                           Chief Executive Officer of the
                                           Company since 1979 (inception).

Michael Actis-Grande III    45             Managing Member since 1984 of Actis-             1996
                                           Grande, Ronan, Carbone & Company
                                           LLC, an accounting firm.

Mervyn D. Fogel             54             Vice President of Business                       1996
                                           Development since 1992 of Pentland,
                                           USA, a division of Pentland, TLC.
                                           Executive Officer of certain home
                                           improvement subsidiaries and operating
                                           subsidiaries of Pentland, TLC, a
                                           publicly-held British corporation, since
                                           1986.

Edward F. Ronan, Jr.        45             Managing Member since 1984 of Actis-             From 1993 to
                                           Grande, Ronan, Carbone & Company                 1995 and since
                                           LLC, an accounting firm.                         1996




                                        3



                                           POSITION, PRINCIPAL OCCUPATION,
NOMINEE                     AGE            BUSINESS EXPERIENCE AND DIRECTORSHIPS        DIRECTOR SINCE
-------                     ---            -------------------------------------        ---------------

Norman R. Snesil            53             President and Chief Executive Officer            1996
                                           since 1996 of Continental Imaging
                                           Group, a company that provides
                                           products and services to the
                                           printing, reprographic, micrographic
                                           and professional services industries.
                                           President and Chief Executive Officer
                                           from 1990 to 1996 of Medical
                                           Economics, a health care information
                                           company.

Sidney Dworkin              76             Chairman of the Board since 1993 of              Nominee
                                           Global Systems, Inc., a company
                                           engaged in the sale and leasing of
                                           modular buildings. Chairman of the
                                           Board since 1987 of Advanced Modular
                                           Systems, Inc., a company also engaged
                                           in the sale and leasing of modular
                                           buildings. Chairman of the Board
                                           since 1987 of Stonegate Trading,
                                           Inc., a Company engaged in import and
                                           export of groceries, health and
                                           beauty aids and sundry merchandise.
                                           Director of CCA Industries Corp.,
                                           Comtrex Systems, Inc., Interactive
                                           Technologies, Inc., Northern
                                           Technologies International, Inc.,
                                           Viragen, Inc., Marbledge, Inc.,
                                           Consolidated Health Care Associates,
                                           Inc. and Crager Industries, Inc.

William P. Killian          62             Vice President, Corporate Development            Nominee
                                           and Strategy since 1987 of Johnson
                                           Controls, Inc., a manufacturer of
                                           automotive systems and controls.
                                           Director of Versa Technologies, Inc.
                                           and Gehl Company.

Richard W. McEwen           76             Chairman of the Board, 1977 to 1984,             Nominee
                                           of Burdines, a chain of Florida
                                           department stores owned by Federated
                                           Stores, Inc. Director of Supreme
                                           International Corp. and Sound Advice,
                                           Inc.



OTHER EXECUTIVE OFFICERS


EXECUTIVE OFFICER        AGE         POSITION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
-----------------        ---         -----------------------------------------------

Susan J. Gould           51          Vice President and Corporate Secretary of the Company since
                                     1979, responsible for billing, collection, customer service and related functions.

Marc P. Applebaum        41          Senior Vice President, Chief Financial Officer and Treasurer of the
                                     Company since March 1997.  Senior Vice President of Finance and
                                     Control and Assistant Treasurer from December 1993 to March
                                     1997 of Pueblo-Xtra International, Inc., a food retailer based in
                                     Florida and Puerto Rico.  Employed from 1982 to 1993 in various audit capacities with the international accounting firm of Coopers
                                     & Lybrand, most recently as an audit Partner.


                                        4



EXECUTIVE OFFICER        AGE         POSITION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
-----------------        ---         -----------------------------------------------

Robert E. Gautsch        43          Senior Vice President - Sales and Marketing of the Company since
                                     February 1997.  Brand Marketing Manager with Stanley Tools from June 1995 to February 1997.  Previous  positions with other
                                     Stanley Tools divisions since 1988.



THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During the fiscal year ended February 28, 1997, the Company's Board of Directors held four meetings. Each director, except Norman R. Snesil, attended at least 75% of the total number of Board meetings and meetings of committees of which he is a member. During the period of fiscal 1997 that Mr. Snesil served as a director of the Company, the Board of Directors held two meetings. Mr. Snesil did not attend one of such meetings. In addition, the Board of Directors took action 16 additional times during fiscal 1997 by written consent in lieu of a meeting signed by all members of the Board of Directors then in office, as permitted by applicable state law.

      The Compensation Committee consists of Edward F. Ronan, Jr., Mervyn D. Fogel and Norman R. Snesil, who became a member of the Compensation Committee in May 1997. The Compensation Committee recommends to the Board both base salary levels and bonuses for the Chief Executive Officer and the other officers of the Company. The Compensation Committee also reviews and makes recommendations with respect to the Company's existing and proposed compensation plans, and serves as the committee responsible for administering the Company's Omnibus Stock Plan of 1996. Although the Compensation Committee was created during fiscal 1997, it did not meet or otherwise take action as a committee during fiscal 1997. See "Board Compensation Committee Report on Executive Compensation."

      The Audit Committee consists of Edward F. Ronan, Jr. and Michael Actis-Grande III. The duties of the Audit Committee are to recommend to the Board of Directors the selection of independent certified public accountants, to meet with the Company's independent certified public accountants to review the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. During fiscal 1997, the Audit Committee met once.

      The Company does not have a nominating committee. This function is performed by the Board of Directors.

COMPENSATION OF DIRECTORS

      All non-employee directors are paid a fee of $500 for each meeting of the Board of Directors attended and are also reimbursed for reasonable travel or other out-of-pocket expenses incurred in connection with attending such meetings. No employee of the Company receives any additional compensation for his or her services as a director.

TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

      The Company entered into a Revolving Loan and Security Agreement in 1988 (the "Loan Agreement") with Connecticut National Bank, as predecessor in interest to Shawmut Bank Connecticut, N.A. (the "Lender"). At the time of execution of the Loan Agreement, the Company had the right to borrow up to $2 million. Lewis Gould, the Company's Chairman, President and Chief Executive Officer, unconditionally guaranteed all of the Company's obligations under the Loan Agreement. Effective as of October 13, 1995, the Loan Agreement was modified in order to (i) permit borrowings of up to $3.25 million and (ii) reduce Mr. Gould's maximum obligation under his guaranty to $500,000. Mr. Gould receives no compensation for such guaranty. A portion of the net proceeds from the Company's initial public offering, completed in September 1996, was used to repay the entire outstanding balance under the Loan Agreement. There are currently no amounts outstanding under the Loan Agreement.

      The Company entered into a lease agreement dated March 1, 1989 covering the Company's executive office and warehouse facility located in Boca Raton, Florida. This lease terminated in November 1996 and the Company relocated to a new facility. The Company's obligations under the lease were personally guaranteed by Lewis Gould. Mr. Gould received no compensation for such guaranty.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Common Stock of the Company to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors, executive officers and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, the Company believes that during fiscal 1997, its directors, executive officers and ten percent beneficial owners complied with all applicable filing requirements except that:
Lewis Gould failed to file a Form 4 to report a sale of shares of Common Stock in September 1996 (this transaction was later reported on a Form 5 for the fiscal year ended February 28, 1997); Susan J. Gould failed to file a Form 4 to report a sale of shares of Common Stock in September 1996 (this transaction was later reported on a Form 5 for the fiscal year ended February 28, 1997); Michael Actis-Grande III and Norman R. Snesil each failed to file a Form 3 after becoming directors in October 1996; Robert E. Gautsch filed a late Form 3 after becoming an executive officer in February 1997; and Leonard J. Gould, who is no longer a Section 16 reporting person, failed to file a Form 4 reporting an acquisition of Common Stock (this transaction was later reported on a Form 5 for the fiscal year ended February 28, 1997).

EXECUTIVE COMPENSATION

      The following table presents certain information concerning the compensation received or accrued for services rendered during the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997 for the Company's Chief Executive Officer and each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 in fiscal year 1997 (collectively, the "Named Executive Officers").

                                                   SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                            ------------------------------------------   ------------------------------
                                                                                                   NUMBER OF
                                                                                                   SECURITIES
                                FISCAL                                OTHER ANNUAL                 UNDERLYING
NAME AND PRINCIPAL POSITION      YEAR            SALARY     BONUS     COMPENSATION(1)             OPTIONS#(2)
---------------------------      ----            ------     -----     ------------                ------------
Lewis Gould                      1997         $275,724      $20,000         $28,582                  16,000
  President and Chief            1996          231,562       20,400          18,086                   -0-
  Executive Officer              1995          183,292       14,600          18,483                   -0-

Susan J. Gould                   1997         $115,611      $13,000         $13,754                  16,000
  Vice President and             1996           91,805       34,000          10,635                   -0-
  Secretary                      1995           85,586       13,600           8,534                   -0-

Patrick L. Daggett(3)            1997         $135,251      $15,500         $13,304                  50,000
  Chief Financial                1996          107,576       23,500           9,424                   -0-
  Officer                        1995           96,894       12,150           9,707                   -0-

----------

(1) Represents contributions made by the Company under its 401(K) and profit sharing plans, and in the case of Mr. Gould, an automobile allowance in the amount of $8,728, $7,848 and $7,848 in 1997, 1996 and 1995, respectively.
(2) All of the options are immediately exercisable and expire on June 19, 2001. The options granted to Lewis Gould and Susan Gould have an exercise of $7.95 per share and the options granted to Patrick L. Daggett have an exercise price of $7.23 per share.
(3) Mr. Daggett resigned as Chief Financial Officer effective March 1, 1997 and served as Vice President Finance of the Company from March 1, 1997 to May 31, 1997. Mr. Daggett resigned as a director of the Company effective January 3, 1997 and from all officer positions with the Company effective May 31, 1997.

OPTION GRANTS IN FISCAL 1997

      The following table sets forth certain information relating to option grants pursuant to the Company's Omnibus Stock Plan of 1996 in the fiscal year ended February 28, 1997 to the individuals named in the Summary Compensation Table above.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE VALUES AT ASSUMED
                                                                                                  ANNUAL RATES OF STOCK
                  NUMBER OF SHARES OF   % OF TOTAL OPTIONS                                       PRICE APPRECIATION FOR
                     COMMON STOCK           GRANTED TO       EXERCISE                               OPTION TERM (1)
                  UNDERLYING OPTIONS       EMPLOYEES IN      PRICE PER   EXPIRATION     -------------------------------------
      NAME            GRANTED               FISCAL YEAR        SHARE        DATE                5%               10%
                  --------------------  ------------------   ---------   ----------     -------------------------------------
Lewis Gould             16,000               12.4%            $7.95       6/19/01             $20,440          $59,104
Susan J. Gould          16,000               12.4%            $7.95       6/19/01             $20,440          $59,104
Patrick L. Daggett      50,000               38.6%            $7.23       6/19/01             $99,875         $220,699

--------------
   (1) Potential realizable value is based on the assumed growth rates for the option term. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, therefore, there is no assurance the value realized by an executive will be at or near the amounts reflected in this table.

OPTION VALUES AS OF FEBRUARY 28, 1997

      The following table sets forth certain information with respect to the unexercised options to purchase Common Stock granted under the Omnibus Stock Plan of 1996 to the individuals named in the Summary Compensation Table above. None of the individuals named in the Summary Compensation Table exercised any options to purchase Common Stock during the fiscal year ended February 28, 1997.

                         FEBRUARY 28, 1997 OPTION VALUES

                             NUMBER OF SECURITIES
                            UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                  OPTIONS AT                 IN-THE-MONEY OPTIONS
NAME                           FEBRUARY 28, 1997           AT FEBRUARY 28, 1997 (1)
                          ---------------------------     ---------------------------
                          EXERCISABLE  NONEXERCISABLE     EXERCISABLE  NONEXERCISABLE
                          -----------  --------------     -----------  --------------
Lewis Gould                  16,000         -0-                 $800       $-0-
Susan J. Gould               16,000         -0-                 $800       $-0-
Patrick L. Daggett           50,000         -0-              $38,000       $-0-

-----------
   (1) Based on the public trading price of the Common Stock of $8.00 on February 28, 1997.

401(K) PLAN

      Effective March 1, 1995, the Company merged, amended and restated its prior defined contribution profit sharing plan and its prior 401(k) plan into a revised plan (the "401(k) Plan") to provide retirement income to employees of the Company. The prior plans were, and the 401(k) Plan is intended to remain, qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan covers all employees who are at least age 21 and have completed one year of service. It is funded each year by the following contributions: (i) voluntary pre-tax ("salary reduction") contributions from employees up to a maximum dollar limit set by law (and increased for cost of living changes), (ii) discretionary matching contributions by the Company equal to a percentage of the amount of the employee's salary reduction contribution, which percentage is to be determined each year by the

Company (and may be zero), and (iii) a profit sharing contribution, the amount of which, if any, is determined by the Company in its sole discretion. Upon leaving the Company, each participant is 100% vested with respect to the participant's contributions and is vested based on years of service with respect to the Company's matching contributions. Contributions are invested as directed by the participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment or property upon the participant's retirement, termination of employment, death or disability.

EMPLOYMENT AGREEMENT

      Effective June 1996, the Company entered into an employment agreement with Lewis Gould. The agreement provides that he shall devote his full business time to the Company, may be terminated by the Company for "cause" (as defined in the agreement) and that he will receive an annual base salary of $275,000, subject to adjustment for cost of living increases. The agreement provides that Mr. Gould may receive an annual bonus at the discretion of the Board of Directors and will receive lump sum compensation equal to 2.9 times his annual salary and bonus in the event of a non-negotiated change in control of the Company. The Company also provides Mr. Gould with an automobile allowance. The employment agreement extends for a three-year term and is subject to successive one-year renewals thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Effective June 1996 the Company established a Compensation Committee. The members of the Compensation Committee are Edward F. Ronan, Jr., Mervyn D. Fogel and Norman R. Snesil, each of whom are non-employee directors of the Company. Lewis Gould, the Company's Chairman, President and Chief Executive Officer participated in deliberations concerning executive compensation during the Company's fiscal year ended February 28, 1997. See "Board Compensation Committee Report on Executive Compensation."

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      In June 1996, the Company established a compensation committee which is currently comprised of three non-employee directors (the "Compensation Committee"). The Compensation Committee was created approximately four months after the commencement of fiscal year 1997, at which time base salaries for executive officers had already been established. All executive officer compensation for fiscal 1997 (other than the compensation of the Chief Executive Officer) was established by Lewis Gould, the Company's Chairman of the Board, President and Chief Executive Officer. In determining executive officer compensation, Mr. Gould took into consideration all factors he deemed relevant, including business conditions in general and in the Company's line of business, the Company's performance, and the performance of the specific executive officer under consideration. While the Board of Directors was advised of Mr. Gould's determinations and Mr. Gould acted after receiving the advice and recommendations of other executive officers, his decisions were not brought to the Board of Directors or the Compensation Committee for formal action. In addition to salaries, bonuses and retirement plan contributions, the compensation program for executive officers in fiscal 1997 also included awards of stock options under the Company's Omnibus Stock Plan of 1996. The awards granted to executive officers during fiscal 1997 under this plan were approved by the Board of Directors. The Board of Directors believes that stock options provide additional incentive to executive officers to continue in the service of the Company and align the interests of executive officers with those of the Company's stockholders.

      The compensation for Mr. Gould is fixed pursuant to the terms of an employment agreement entered into in June 1996. Mr. Gould received an annual base salary of $275,000 pursuant to the agreement during fiscal 1997. The agreement provides that Mr. Gould may receive an annual bonus at the discretion of the Board of Directors. During fiscal 1997, the Board of Directors awarded Mr. Gould a bonus of $20,000. In determining the bonus to be paid to Mr. Gould, the Board of Directors took into consideration a number of factors, including the 31% growth in the Company's net sales in fiscal 1997, the expansion of the Company's customer base and overall performance of the Company, much of which was attributable to Mr. Gould's efforts. In addition, during fiscal 1997 the Board of Directors awarded Mr. Gould options to purchase 16,000 shares of Common Stock under the Omnibus Stock Plan of 1996.

      As described in this report, Lewis Gould, individually, and other members of the Board of Directors determined portions of executive officer compensation for fiscal 1997, respectively. Accordingly, this report is provided by each director who participated in determining 1997 executive officer compensation, and who currently serves as a member of the Company's Board of Directors.

      For fiscal year 1998, the Compensation Committee will be responsible for making recommendations to the Board of Directors concerning all executive officer compensation.

                                                    Mervyn D. Fogel
                                                    Lewis Gould
                                                    Edward F. Ronan, Jr.


                                PERFORMANCE GRAPH

      The following graph is a comparison of the cumulative total returns for the Company's Common Stock as compared with the cumulative total return for the NASDAQ Stock Market (U.S.) Index and the Russell 2000 Index. The Securities and Exchange Commission rules provide that the Company may compare its returns to those of issuers with similar market capitalizations, if the Company does not use a published industry or line-of-business index as a comparison and does not believe it can reasonably identify a peer group. After reasonable inquiry, the Company determined that no existing published industry or line-of-business indexes were applicable to the Company's business. In addition, the Company was unable to identify a peer group of publicly traded companies to which it believed a reasonable and meaningful comparison could be made. Therefore, the Company determined to compare its returns to those of the Russell 2000 Index, an index which the Company believes includes companies with market capitalizations similar to its own. The graph assumes that $100 was invested in the Company's Common Stock on September 18, 1996 (the date the Company's Common Stock commenced trading on the NASDAQ National Market System) and in each of the indexes on August 31, 1996, and that all dividends were reinvested.

                                     [Graph]

===============================================================================
                                   8-31-96            9-18-96      2-28-97
-------------------------------------------------------------------------------
Q.E.P. Co., Inc.                                       $100          $94
-------------------------------------------------------------------------------
NASDAQ Stock Market (U.S.)           $100                           $114
-------------------------------------------------------------------------------
Russell 2000                         $100                           $109
===============================================================================

      The Company cautions that the stock price performance shown in the graph above should not be considered indicative of potential future stock price performance.

         PROPOSAL 2 - ADOPTION OF THE AMENDMENT TO THE Q.E.P. CO., INC.
                           OMNIBUS STOCK PLAN OF 1996

      On May 16, 1997, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Omnibus Stock Plan of 1996 (the "Plan") to increase the maximum number of shares of Common Stock available for issuance pursuant to stock options and other equity-based incentives (collectively "awards") granted under the Plan from 250,000 shares to 400,000 shares. As of June 27, 1997, options to purchase 179,850 shares of Common Stock were outstanding under the Plan. The purpose of the Plan is to promote the interests of the Company and its stockholders and the Company's success by providing a method whereby a variety of equity-based incentives can be granted to employees and directors of the Company and its subsidiaries and to selected consultants. The number of shares of Common Stock remaining available for grants under the Plan is not expected to be sufficient to adequately provide incentives to such persons.

      A SUMMARY OF THE PRINCIPAL FEATURES OF THE PLAN IS PROVIDED BELOW, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN WHICH IS INCLUDED AS EXHIBIT A TO THIS PROXY STATEMENT.

GENERAL

      Awards granted under the Plan may consist of: options ("Options") to purchase a specified number of shares of Common Stock at a stated price per share, which may include options which qualify as "incentive stock options" ("ISOs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"); shares of Common Stock which are subject to certain restrictions and a risk of forfeiture of such shares to the Company ("Restricted Stock"); shares of Common Stock or cash distributed upon the attainment of certain objectives ("Performance Units" and "Performance Shares"); and rights to receive cash in an amount equal to the positive appreciation in value of a specified number of shares of Common Stock over a period of time ("Stock Appreciation Rights"). Within certain limits, the Board has the right to alter, amend or revoke the Plan.

SHARES AVAILABLE FOR ISSUANCE

      If the proposed amendment to the Plan is approved and implemented, 400,000 shares of Common Stock will become available for awards under the Plan (an increase of 150,000 shares above the number currently available), representing approximately 13.1% of the currently outstanding shares of Common Stock (after giving effect to the issuance of such shares). Based on the closing price of $7.6875 per share of the Common Stock on June 23, 1997, the aggregate value of 400,000 shares reserved for issuance under the Plan is $3,075,000. Subject to the continued availability of shares for the granting of awards under the Plan, authority to grant awards under the Plan will continue until June 20, 2006 unless the Plan is terminated prior to such date by the Board of Directors of the Company (the "Board"). In the event of certain changes in the number or kind of outstanding shares of Common Stock, an appropriate adjustment will be made with respect to existing and future awards. The proceeds received by the Company from the sale of stock under the Plan will be added to the general funds of the Company.

ELIGIBILITY; ADMINISTRATION

      All employees of the Company or its subsidiaries, all non-employee directors of the Company or its subsidiaries, and consultants to the Company or its subsidiaries are eligible to receive awards under the Plan, provided that only employees of the Company and its subsidiaries are eligible to receive ISOs. As of June 23, 1997, the Company had four non-employee directors and approximately 153 employees. The Plan defines the term "subsidiary" to mean a corporation or other business entity (i) of which the Company directly or indirectly has an ownership interest of 50% or more, or (ii) of which the Company has the right to elect or appoint 50% or more of the Board of Directors or other governing body. The Plan is required to be administered by a committee of the Board (the "Committee") which at all times includes at least two non-employee directors. The Compensation

Committee, which is comprised of Messrs. Ronan, Fogel and Snesil, administers the Plan. The Committee has the power to interpret the provisions of the Plan, to select the eligible persons who are to receive awards under the Plan, to determine the type of award, the amount thereof and all other terms of each award and to make all other decisions with respect to the Plan and any awards granted thereunder.

STOCK OPTION AWARDS

      GRANTING OF OPTIONS. The Committee is authorized to grant Options to eligible persons ("Optionees"), which may be either ISOs or non-qualified stock options ("NSOs"). All ISOs are intended to comply with the provisions of the Code applicable to ISOs. The exercise price of any ISO must be equal to or greater than the Fair Market Value of the Common Stock on the date of the grant. Any ISOs granted to a holder of 10% or more of the combined voting power of the capital stock of the Company must have an exercise price equal to or greater than 110% of the fair market value of the Common Stock on the date of grant and may not have a term exceeding five years from the grant date. For purposes of the Plan, "Fair Market Value" generally means the closing sale price of the Common Stock on the preceding trading day on the principal national securities exchange on which the Common Stock is traded. The exercise price of NSOs shall be determined by the Committee on the date that the NSO is granted, but may not be less than 85% of the Fair Market Value. The term of any option may not be greater than 10 years from the date of grant, and in the case of non-employee directors and consultants may not be less than five years.

      EXERCISABILITY. Options shall become exercisable in whole or in part by the Optionee during such period as the Committee shall determine at the date of grant, provided that no Optionee that is subject to Section 16 under the Securities Exchange Act of 1934, as amended, may sell or dispose of shares of Common Stock acquired upon the exercise of an Option prior to six months after the date the Option was granted. The Committee may, in its sole discretion, accelerate the time at which any Option becomes exercisable.

      TERMINATION. Subject to the limitations described under "Granting of Stock Options" above, each Option shall expire on such date or dates as the Committee shall determine at the time the Option is granted. Upon an Optionee's termination of service with the Company each unexercised Option (that at such time is exercisable) may be exercised as follows: (i) if termination of service is on account of death or disability, within 12 months of such event; (ii) if termination of service is on account of retirement, within three months of such termination; (iii) if termination of service is on account of resignation, within one month of such termination; (iv) if termination of service is for "cause" (as defined by Company policy), no portion of the unexercised option may be exercised after such termination; and (v) if termination of service is for any reason other than death, retirement, resignation, cause or disability, options may be exercised within three months of such termination. Notwithstanding the above, the Committee may accelerate the exercisability of Options and permit Options to remain exercisable after an Optionee's termination of service for periods longer than those described above.

      PAYMENT OF EXERCISE PRICE. Payment for shares of Common Stock purchased upon exercise of an Option must be made in full at the time of purchase. Payment must be made in cash, or at the discretion of the Committee, all or a part of the purchase price may be paid by delivery of Optionee's full recourse promissory note, delivery of shares of Common Stock owned by the Optionee for at least six months and valued at their Fair Market Value on the date of transfer, or any combination of such payment methods.

      OTHER TERMS. Each Option shall be evidenced by a written agreement containing such terms and conditions consistent with the Plan as shall be established by the Committee. Any Option granted may be amended or cancelled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Option agreement or with the consent of the participant to whom such Option was granted.

RESTRICTED STOCK

      The Committee may grant awards of Restricted Stock on such terms and conditions as it may determine, including the time period over which such awards shall become vested, the date or dates as of which the risk of forfeiture of the Restricted Stock shall lapse in whole or in part, the establishment of conditions for the lapse or termination of the risk of forfeiture other than the expiration of the vesting period, and the circumstances under which vesting will be waived or accelerated. Grants of Restricted Stock may be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such Restricted Stock shall be paid in cash or at the discretion of the Committee, all or a part of the purchase price may be paid by delivery of Optionee's full recourse promissory note, delivery of shares of Common Stock already owned by the Optionee for at least six months and valued at Fair Market Value, or any combination of those methods of payment, provided that no less than the par value of the stock is paid in cash, and the participant has rendered no less than three months prior service to the Company. The Committee has the right to grant the person receiving the Restricted Stock all or any rights of a stockholder while the shares continue to be subject to restriction.

PERFORMANCE UNITS AND PERFORMANCE SHARES

      The Committee may grant awards in the form of Performance Units and Performance Shares on such terms and conditions as it determines. Performance Units and Performance Shares refer to a commitment by the Company to make a distribution to a Participant based upon (i) the attainment of performance objectives and other conditions established by the Committee and (ii) the base value of the Performance Units or Performance Shares, as established by the Committee. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof as determined by the Committee. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method base on the Fair Market Value of the Common Stock over a series of consecutive trading days. Performance Units and Performance Shares shall not have any voting rights, but the Committee may attach rights to receive dividends to any award of Performance Units or Performance Shares.

STOCK APPRECIATION RIGHTS

      The Committee may grant awards of Stock Appreciation Rights on such terms and conditions as it determines. A Stock Appreciation Right entitles the recipient to receive from the Company an amount equal to the positive difference between (i) the fair market value of the Common Stock on the date of exercise of the Stock Appreciation Right and (ii) the grant price or some other amount as the Committee may determine at the date of grant (but not less than the Fair Market Value on the date of grant). Stock Appreciation Rights may be awarded in tandem with an Option, in addition to an Option or may be free standing and unrelated to an Option. Settlement of Stock Appreciation Rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee. Stock Appreciation Rights granted to persons subject to Section 16 include certain restrictions on exercisability.

TAX CONSEQUENCES

      The following discussion addresses certain federal tax consequences in connection with the Plan. State tax treatment is subject to individual state laws and is not reviewed in this discussion.

      INCENTIVE STOCK OPTIONS. An ISO results in no taxable income to the Optionee or deduction to the Company at the time it is granted or exercised. If the Optionee retains the stock received as a result of the exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then any gain on the sale of such stock will be treated as long-term capital gain. If the stock is disposed of during this period (a "Disqualifying Disposition"), the Optionee will realize ordinary income equal to the lesser of
(i) the difference between the fair market value of the stock at the time of exercise and the option exercise price, or (ii) the difference between the sales price for the stock and the option exercise price. In the event of a Disqualifying Disposition, any gain realized on the sale of the stock measured from the date of exercise will be treated as a capital gain. The Company is entitled to a federal income tax deduction, equal to the amount of ordinary income realized by the Optionee, only if a Disqualifying Disposition occurs.

      NONQUALIFIED STOCK OPTIONS. An NSO results in no taxable income to the Optionee or deduction to the Company at the time it is granted. Upon exercise of an NSO, the Optionee will realize ordinary income equal to the difference between the option exercise price and the then Fair Market Value of the shares. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction in the year of exercise equal to the ordinary income realized by the Optionee. Any gain realized on the sale of the stock measured from the date of exercise will be treated as a capital gain.

      RESTRICTED STOCK AWARDS. Restricted Stock results in no taxable income to the recipient so long as the Restricted Stock is subject to a substantial risk of forfeiture and is not transferable. Generally, at the time either the substantial risk of forfeiture terminates with respect to a Restricted Stock award or the Restricted Stock becomes transferable, the then Fair Market Value of the stock will constitute ordinary income to the recipient. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction equal to the ordinary income realized by the recipient. Any gain realized on the sale of the Restricted Stock measured from the date of the termination of the substantial risk of forfeiture or the date the Restricted Stock becomes transferable will be treated as a capital gain.

      PERFORMANCE UNITS AND PERFORMANCE SHARES. The grant of Performance Units and Performance Shares result in no taxable income to the Participant or deduction to the Company. Upon settlement of Performance Units and Performance Shares, the Participant will realize ordinary income equal to the entire amount received by the Participant. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction in the year of settlement equal to the ordinary income realized by the Participant.

      STOCK APPRECIATION RIGHTS. A Stock Appreciation Right results in no taxable income to the recipient or deduction to the Company at the time it is granted. Upon exercise of a Stock Appreciation Right, the recipient will realize ordinary income equal to the entire amount received by the recipient. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction in the year of exercise equal to the ordinary income realized by the recipient.

OPTIONS GRANTED UNDER PLAN

      The following table sets forth certain information relating to options to purchase Common Stock outstanding under the Plan as of the date of this Proxy Statement.

NAME AND POSITION                        EXERCISE PRICE(1)         NUMBER OF OPTIONS GRANTED
-----------------                        -----------------         -------------------------
Lewis Gould                                    $7.95                         16,000
   Chairman, President and Chief
   Executive Officer

Susan Gould                                    $7.95                         16,000
   Vice President and Secretary

Patrick Daggett(2)                             $7.23                         50,000

Executive Officer Group                    $6.91 to $7.95                    42,000

Non-Executive Officer Director             $7.23 to $7.33                    40,000
 Group

Director Nominees                                --                            --

Non-Executive Officer Employee            $6.91 to $8.625                    97,850
 Group

_________________
(1) All options reflected in this table are presently exercisable. The exercise price of all option grants reflects the fair market value of a share of Common Stock on the date of grant, and in the case of certain ISOs 110% of fair market value on the date of grant.

(2) Mr. Daggett formerly served as a director and executive officer of the Company. He resigned as a director effective January 3, 1997 and from all officer positions effective May 31, 1997.

APPROVAL BY STOCKHOLDERS

      In order to be adopted, the amendment to the Omnibus Stock Plan of 1996 must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock represented at the Meeting and entitled to vote. Under Delaware law, shares entitled to cast votes on this proposal at the Meeting as to which voting on this proposal is withheld will be treated as being present at the Meeting and entitled to vote and thus will have the same effect as a vote of such shares against this proposal. Broker non-votes on shares entitled to cast votes on this proposal at the meeting will be treated for quorum purposes as being present at the Meeting and entitled to vote but will not be counted in determining whether this proposal has been approved.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 1996. UNLESS OTHERWISE INDICATED BY YOUR PROXY VOTE, THE SHARES WILL BE VOTED FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 1996.

                 PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Company's Board of Directors has appointed Grant Thornton LLP, Fort Lauderdale, Florida, as independent accountants to audit the consolidated financial statements of the Company for the year ending February 28, 1998. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions posed by stockholders. The Company has not had any changes in or disagreements with its independent accountants on accounting or financial disclosure issues. The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants for 1998.


                            PROPOSALS OF STOCKHOLDERS

      Proposals of stockholders intended for presentation at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or before March 4, 1998 in order to be included in the Company's proxy statement and form of proxy for that meeting.


                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.

                                                                      EXHIBIT A


                                Q.E.P. CO., INC.
                           OMNIBUS STOCK PLAN OF 1996


      1. PURPOSE. The purpose of this Plan is to promote the interest of the Corporation and its stockholders and the Corporations's success by providing a method whereby a variety of equity-based incentive and other Awards may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants who, in the course of their business activities, direct a significant amount of business to the Corporation.

      2. DEFINITIONS.

      "AWARD" means any form of stock option, restricted stock, Performance Unit, Performance Share, stock appreciation right, dividend equivalent or other incentive award granted under the Plan.

      "AWARD NOTICE" means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Award.

      "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMITTEE" means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, in no event shall there be fewer than two non-employee directors as members of the Committee. The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act.

      "COMMON STOCK" means shares of the common stock, par value $.001 per share, of the Corporation.

      "CONSULTANT" means any individual who renders services directly to the Corporation or a Subsidiary or to the Corporation's customers as defined and designated from time to time by the Committee.

      "CORPORATION" means Q.E.P. Co., Inc.

      "DIRECTOR" means a member of the Board of Directors or a member of the Board of Directors of a Subsidiary.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FAIR MARKET VALUE" means, as of a specified date, (i) if the Common Stock is listed for trading on The Nasdaq Stock Market or a national securities exchange, the per share closing sale price of the Common Stock on such date on the exchange on which it is so listed, as the case may be, (ii) if the Common Stock is not listed for trading on The Nasdaq Stock Market or a national securities exchange, but is traded in the over-the-counter market, the per share closing bid price of the Common Stock on such date as reported by Nasdaq or an equivalent generally accepted reporting service, (iii) if the Common Stock is not listed for trading on The Nasdaq Stock Market or on any national securities exchange and if trading in the Common Stock is not reported by Nasdaq, the lowest per share bid price of the Common Stock on such date as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, (iv) if no such reported price is reported for such date pursuant to (i), (ii), or (iii) above, then the closing sale price, closing bid price or lowest per share bid price, respectively, on the first preceding day on which so reported, or (v) if the Common Stock is not so traded and/or reported for a 30-day period immediately preceding the date for determining Fair Market Value, the amount determined by the Committee, acting in good faith and in conformity with the requirements of Section 422 of the Code, pursuant to such method as it may establish for determining Fair Market Value.

      "EMPLOYEE" means any employee of the Corporation or a Subsidiary whose performance the Committee determines can have a significant effect on the success of the Corporation.

      "PARTICIPANT" means any individual to whom an Award is granted under the Plan.

      "PERFORMANCE SHARE" means a Unit expressed in terms of, or valued by reference to, a share of Common Stock.

      "PERFORMANCE UNIT" means a Unit valued by reference to designated criteria established by the Committee, other than Common Stock.

      "PLAN" means this Plan, which shall be known as Q.E.P. Co., Inc. Omnibus Stock Plan of 1996.

      "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

      "SUBSIDIARY" means a corporation or other business entity (i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or
(ii) of which the Corporation has the right to elect or appoint 50% or more of the members of the board of directors or other governing body. A Subsidiary shall include both currently owned Subsidiaries and any Subsidiary hereafter acquired.

      "UNIT" means a bookkeeping entry used by the Corporation to record the grant of an Award until such time as the Award is paid, cancelled, forfeited or terminated.

      3.   ADMINISTRATION.

      A. The Plan shall be administered by the Committee. The Committee shall have the authority to (i) construe and interpret the Plan; (ii) promulgate, amend and rescind rules relating to the implementation of the Plan; (iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Consultants and affiliated individuals who shall be granted Awards, the number of shares of Common Stock or Units to be subject to each Award, the Award price, if any, the vesting or duration of Awards, and the designation of stock options as incentive stock options or non-qualified stock options; (iv) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage; (v) determine whether Awards will be granted alone or in combination or in tandem with other Awards; (vi) determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporation, a Subsidiary or an acquired business unit.

      B. Subject to the requirement of applicable law, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award, or any Award Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons under Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

      C. The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.

      4.   ELIGIBILITY.

      A.   Any Employee is eligible to become a Participant in the Plan.

      B. Directors who are not Employees of the Corporation or a Subsidiary shall receive Awards in accordance with Section 7.

      C. Consultants who are not Directors of the Corporation shall be eligible to receive Awards in accordance with Section 8.

      5. SHARES AVAILABLE. Subject to Section 16 of the Plan, the maximum number of shares of Common Stock available for Award grants (including incentive stock options) shall be 400,000. Notwithstanding the foregoing sentence, the maximum number of shares of Common Stock that may be awarded under this Plan in the form of restricted stock awards pursuant to Section 10 may be limited by the Committee.

      6. TERM. The Plan shall become effective on June 20, 1996, and shall continue in effect until June 20, 2006.

      7. AWARDS TO NON-EMPLOYEE DIRECTORS AND CONSULTANTS. Options granted to Participants who are not Employees of the Corporation or a Subsidiary shall be subject to the following terms:

      (i) The exercise price of the option shall be not less than 85% of the Fair Market Value on the date of grant of the option, payable in accordance with the alternatives stated in Section 9.B.(ii) of the Plan;

      (ii) The term of the option shall be not less than five nor more than ten years;

      (iii) The options shall be exercisable in accordance with such vesting and other conditions as the Committee shall specify; and

      (iv)  The options shall be subject to Section 14 of the Plan.

      8.   [Intentionally Omitted]

      9.   STOCK OPTIONS.

      A. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

      B. Subject to Section 9.C relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

      (i) The exercise price shall be the price set by the Committee but may not be less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

      (ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the optionee's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six months and valued at its Fair Market Value, or any combination of the foregoing methods of payment. In the case of incentive stock options, the terms of payment shall be determined at the time of grant.

      (iii) Promissory notes given as payment of the exercise price, if permitted by the Committee, shall contain such terms as set by the Committee which are not inconsistent with the following: the unpaid principal shall bear interest at a rate set from time to time by the Committee; payments of principal and interest shall be made no less frequently than annually; no part of the note shall be payable later than ten (10) years from the date of purchase of the underlying shares of Common Stock; and the optionee shall give such security as the Committee deems necessary to ensure full payment.

      (iv) The term of an option may not be greater than ten years from the date of the grant.

      (v) Neither a person to whom an option is granted nor such person's legal representative, heir, legalee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such option unless and until such person has exercised the option.

      C. The following special terms shall apply to grants of incentive stock options:

      (i) Subject to Section 9.C (iii) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

      (ii) No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five years from the date of the grant.

      (iii) No incentive stock option shall be granted to a person in his capacity as an Employee of a Subsidiary if the Corporation has less than 50% ownership interest in such Subsidiary.

      (iv) Options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to Employees, that such incentive stock options are non-transferable, and which shall conform to all other requirements of the Code.

      10.       RESTRICTED STOCK.

      A.   Awards may be granted in the form of restricted stock.

      B. Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the Participant's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three months prior service to the Corporation.

      C. Restricted stock awards shall be subject to such restrictions as the Committee may impose and may include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

      D. The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any rights of a stockholder while such shares continue to be subject to restrictions.

      11.       PERFORMANCE UNITS AND PERFORMANCE SHARES.

      A. Awards may be granted in the form of Performance Units or Performance Shares. Awards of Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on (i) the attainment of the performance objective(s) and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Shares, respectively, as established by the Committee.

      B. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.

      C. Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalent to such Awards.

      12.       STOCK APPRECIATION RIGHTS.

      A. Awards may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be free-standing and unrelated to a stock option.

      B. A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between (i) the Fair Market Value of Common Stock on the date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Committee may determine at the time of grant (but not less than the Fair Market Value of Common Stock on the date of grant).

      C. With respect to persons subject to Section 16 of the Exchange Act, a stock appreciation right may only be exercised during a period which (i) begins on the third business day following a date when the Corporation's quarterly summary statement of sales and earnings is released to the public and (ii) ends on the 12th business day following such date. This Section 12.C shall not apply if the exercise occurs automatically on the date when a related stock option expires.

      D. Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee.

      13. DEFERRAL OF AWARDS. At the discretion of the Committee, payment of an Award, dividend equivalent, or any potion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

      14. EXERCISE OF STOCK OPTIONS OR AWARDS UPON TERMINATION OF EMPLOYMENT OR SERVICES.

      A. Except as otherwise provided by the Committee or by the Board of Directors pursuant to Section 14.B. hereof, and subject to Section 22 hereof, options granted under the Plan shall be exercisable upon the Participant's termination of service within the periods set forth below. With respect to Consultants who receive options under the Plan, the Committee shall determine what shall constitute termination of service for purposes of this Section 14.

      (i) If on account of death, within 12 months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution;

      (ii) If on account of retirement (as defined from time to time by Corporation policy), stock options may be exercised within three months of such termination;

      (iii) If on account of resignation, options may be exercised within one month of such termination;

      (iv) If for cause (as defined from time to time by Corporation policy), no unexercised option shall be exercisable to any extent after termination;

      (v) If on account of the taking of leave of absence for the purpose of servicing the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide;

      (vi) If on account of disability, within one year following the disability of the Participant; and

      (vii) If for any reason other than death, retirement, resignation, cause or disability, options may be exercised within three months of such termination.

      B. An unexercised option shall be exercisable after a Participant's termination of service only to the extent that such option was exercisable on the date of the Participant's termination of service. Notwithstanding the foregoing, the Committee and the Board of Directors shall have the power to accelerate the exercisability of options, whether before or after a Participant's termination of service, and to permit options to remain exercisable after a Participant's termination of service for periods longer than those set forth in Section 14.A., subject to compliance with applicable law and the provisions of Rule 16b-3.

      C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

      D. To the extent any Award other than stock options is exercisable by a Participant, such Award shall be exercisable after termination of service (in the case of Employees) within the time periods specified in A (i) to A (vii) above, subject to the provisions of Section 14.B. In the case of a non-Employee Participant, such Award will be exercisable in accordance with the terms thereof unless the Committee has required continued service to the Corporation or a Subsidiary as a condition to the exercise of an Award, in which event the exercise of an Award following termination of services by a non-Employee Participant shall be provided for by the Committee.

      15. NONASSIGNABILITY. The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. During the lifetime of the person to whom a stock option or similar right (including a stock appreciation right) is granted, such person alone may exercise it. No Participant may create a lien on any funds, securities, rights or other property to which such

Participant may have an interest under the Plan, or which is held by the Corporation for the account of the Participant under the Plan.

      16. ADJUSTMENT OF SHARES AVAILABLE. The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Awards and the number of shares of Common Stock covered by unexercised, unvested or unpaid Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

      17. PAYMENT OF WITHHOLDING TAXES. As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in shares of Common Stock, to the extent the withholding is required by law. The Corporation also may deduct such withholding taxes from any Award paid in cash.

      18. AMENDMENTS. The Board of Directors may amend the Plan at any time and from time to time, subject to the receipt of stockholder approval where required by Rule 16b-3. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

      19. REGULATORY APPROVALS AND LISTINGS. Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

      20. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS. Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.

      21. NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS. No Participant shall have any rights as a stockholder of the Corporation until Participant acquires an unconditional right under an Award to have shares of Common Stock issued to such Participant. In the case of a recipient of a stock option, the unconditional right to have shares of Common Stock issued to such Participant shall be defined as the date upon which the Participant has exercised the stock option and tendered valid consideration to the Corporation for the exercise thereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

      22. SPECIAL PROVISION PERTAINING TO PERSONS SUBJECT TO SECTION 16. Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to Section 16, as amended:

      A. Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six months from the date of grant; and

      B. At lease six months must elapse from the date of acquisition of any stock option, Performance Unit, Performance Share, stock appreciation right or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

      23. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

      24. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                                Q.E.P. CO., INC.,
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487


                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Lewis Gould and Marc P. Applebaum, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of Q.E.P. Co., Inc. held of record by the undersigned on June 27, 1997, at the annual meeting of stockholders to be held on July 28, 1997 or any adjournment thereof.

1.    ELECTION OF DIRECTORS          FOR all nominees listed below                   WITHHOLD AUTHORITY
                                     (except as marked to the contrary below [ ]     to vote for all nominees listed below  [ ]


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

      LEWIS GOULD,    MICHAEL ACTIS-GRANDE III,    MERVYN D. FOGEL,    EDWARD F. RONAN, JR.,
      NORMAN R. SNESIL,    SIDNEY DWORKIN,    WILLIAM P. KILLIAN,    RICHARD W. MCEWEN


2.    PROPOSAL TO APPROVE AN AMENDMENT TO THE Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 1996
                [ ] FOR                             [ ] AGAINST                           [ ] ABSTAIN


3.    PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT CERTIFIED
      PUBLIC ACCOUNTANTS FOR 1998

           [ ]  FOR                        [ ]  AGAINST                   [ ]  ABSTAIN



4. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.


      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
      HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
      WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT
      TENANTS, BOTH SHOULD SIGN. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED: ______________________________, 1997     ______________________________________________
PLEASE MARK, SIGN, DATE AND RETURN              Signature
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE

                                                ______________________________________________
                                                Signature if held jointly




